EXHIBIT 10.15+

                                                             Opening Transaction
--------------------------------------------------------------------------------
              CIT Group Inc.
      To:     505 5th Avenue
              New York, NY 10036
--------------------------------------------------------------------------------

     A/C:     340018861
--------------------------------------------------------------------------------

    From:     BNP Paribas
--------------------------------------------------------------------------------

      Re:     Prepaid Enhanced VWAP Repurchase Transaction
--------------------------------------------------------------------------------

 Ref. No:     OP220JK
--------------------------------------------------------------------------------

    Date:     January 24, 2007
--------------------------------------------------------------------------------


      This master confirmation ("Master Confirmation"), dated as of January 24, 2007, is intended to supplement the terms and provisions of certain Transactions (each, a "Transaction") entered into from time to time between BNP Paribas ("BNPP") and CIT Group Inc. ("Counterparty"). This Master Confirmation, taken alone, is neither a commitment by either party to enter into any Transaction nor evidence of a Transaction. The terms of any particular Transaction shall be set forth in a Supplemental Confirmation in the form of Schedule A hereto and which references this Master Confirmation, in which event the terms and provisions of this Master Confirmation shall be deemed to be incorporated into and made a part of each such Supplemental Confirmation. This Master Confirmation and each Supplemental Confirmation together shall constitute a "Confirmation" as referred to in the Agreement specified below.

      The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Master Confirmation. This Master Confirmation and each Supplemental Confirmation evidence a complete binding agreement between the Counterparty and BNPP as to the terms of each Transaction to which this Master Confirmation and the related Supplemental Confirmation relates.

      All provisions contained in or incorporated by reference in the form of the 1992 ISDA Master Agreement (Multi-Currency Cross Border) (the "ISDA Form" or the "Agreement") will govern this Master Confirmation and each Supplemental Confirmation except as expressly modified below. This Master Confirmation and each Supplemental Confirmation, together with all other documents referring to the Agreement confirming Transactions entered into between BNPP and Counterparty (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to the ISDA Form as if BNPP and Counterparty had executed the Agreement (but without any Schedule except for (i) the election of Loss and Second Method, New York law (without regard to the conflicts of law principles) as the governing law and US Dollars ("USD") as the Termination Currency, (ii) the election that subparagraph (ii) of Section 2(c) will not apply to Transactions and (iii) the replacement of the word "third" in the last line of Section 5(a)(i) with the word "first". Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Counterparty satisfied its payment obligations under Section 2(a)(i) of the Agreement in respect of all Transactions and has at the time no further payment obligations under such Section, then unless BNPP is required pursuant to appropriate proceedings to return to

----------
+ Confidential portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission under a request for confidential treatment. The portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission are denoted by the use of an asterisk in this agreement.

Counterparty, or otherwise returns to Counterparty upon demand of Counterparty, any portion of any such payment (a) the occurrence of an event described in
Section 5(a) (excluding Sections 5(a)(ii) and 5(a)(iv)) of the Agreement with respect to Counterparty shall not constitute an Event of Default or a Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNPP shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i), 5(b)(ii) or 5(b)(v) of the Agreement with respect to BNPP as the Affected Party or (ii) Section 5(b)(iii) of the Agreement with respect to BNPP as the Burdened Party.

      All provisions contained in the Agreement shall govern this Master Confirmation and the related Supplemental Confirmation relating to a Transaction except as expressly modified below or in the related Supplemental Confirmation. With respect to any relevant Transaction, the Agreement, this Master Confirmation and the related Supplemental Confirmation shall represent the entire agreement and understanding of the parties with respect to the subject matter and terms of such Transaction and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

      If, in relation to any Transaction to which this Master Confirmation and related Supplemental Confirmation relate, there is any inconsistency between the Agreement, this Master Confirmation, any Supplemental Confirmation and the Equity Definitions that are incorporated into any Supplemental Confirmation, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) such Supplemental Confirmation; (ii) this Master Confirmation; (iii) the Agreement; and (iv) the Equity Definitions.

1. Each Transaction constitutes a Share Forward Transaction for the purposes of the Equity Definitions. Set forth below are the terms and conditions which, together with the terms and conditions set forth in each Supplemental Confirmation (in respect of the relevant Transaction), shall govern each such Transaction.

General Terms:

     Trade Date:                    For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Buyer:                         Counterparty

     Seller:                        BNPP

     Shares:                        Common stock of Counterparty (Ticker:  CIT)

     Forward Price:                 The  average of the New York  10b-18  Volume
                                    Weighted  Average  Price  per  share  of the
                                    Shares  for  the  regular   trading  session
                                    (including any extensions thereof) for each Exchange Business Day in the Calculation
                                    Period (without regard to pre-open or after hours trading outside of any regular trading session for each Exchange Business Day), as published by Bloomberg at 4:15 New York time on each Exchange Business Day during the Calculation Period.

     [*]

     Calculation                    Period:  Each Exchange Business Day from and
                                    including   the   Exchange    Business   Day
                                    following the Initial Hedge Completion Date to and including the Termination Date (as adjusted in accordance with Section 6 herein and pursuant to Market Disruption Event below).

     Termination Date:              For each  Transaction,  as set  forth in the
                                    Supplemental  Confirmation  (as the same may
                                    be   postponed   in   accordance   with  the
                                    provisions  of   "Calculation   Period"  and
                                    Section 6 herein).


----------
* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

     Hedge Period:                  For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Initial Hedge
     Completion Date:               For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Hedge Period Reference
     Price: The average of the New York 10b-18 Volume Weighted Average Price per share of the Shares for the regular trading session (including any extensions thereof) for each Exchange Business Day in the Hedge Period (without regard to pre-open or after hours trading outside of any regular trading session for each Exchange Business Day), as published by Bloomberg.

     Market Disruption  Event:      The definition of "Market  Disruption Event"
                                    in Section 6.3(a) of the Equity Definitions is hereby amended by inserting the words "at any time on any Scheduled Trading Day during the Hedge Period or Calculation Period or" after the word "material," in the third line thereof.

                                    Notwithstanding  anything to the contrary in
                                    the Equity  Definitions,  to the extent that
                                    any  Scheduled  Trading  Day  in  the  Hedge
                                    Period or Calculation  Period is a Disrupted
                                    Day,  the  Calculation  Agent shall have the
                                    option in its sole  discretion to either (i)
                                    determine  the weighting of each Rule 10b-18
                                    eligible  transaction  in the  Shares on the
                                    relevant    Disrupted    Day    using    its
                                    commercially    reasonable    judgment   for
                                    purposes  of  calculating  the Hedge  Period
                                    Reference   Price  or  Forward   Price,   as
                                    applicable, or (ii) elect to extend the Hedge Period or Calculation Period, or both in the event of a Disrupted Day in the Hedge Period, as applicable, by one Scheduled Trading Day.

     Exchange:                      NYSE

     Prepayment\Variable
     Obligation:                    Applicable

     Prepayment Amount:             For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Prepayment Date:               January 25, 2007.

     Seller Payment Amount:         Not Applicable.

     Seller Payment Date:           Not Applicable.

     Counterparty Additional
     Payment Amount:                Not Applicable.

     Counterparty Additional
     Payment Date:                  Not Applicable.


Settlement Terms:

     Physical Settlement:           Applicable

     [*]

     Settlement Date:               Three (3) Exchange  Business Days  following
                                    the Termination Date.

     Settlement Currency:           USD (all  amounts  shall be converted to the
                                    Settlement   Currency  by  the   Calculation
                                    Agent).

     Initial Shares:                For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Initial Share Delivery:        BNPP shall  deliver a number of shares equal
                                    to the Initial Shares to Counterparty on the Initial Share Delivery Date in accordance with Section 9.4 of the Equity Definitions, with the Initial Share Delivery Date deemed to be a "Settlement Date" for purposes of such Section 9.4.

     Initial Share Delivery Date:   January 29, 2007

     Minimum Shares:                For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

     Minimum Share Delivery:        BNPP shall  deliver a number of shares equal
                                    to the excess, if any, of the Minimum Shares
                                    over the Initial Shares on the Minimum Share
                                    Delivery Date in accordance with Section 9.4
                                    of the Equity Definitions,  with the Minimum
                                    Share   Delivery   Date   deemed   to  be  a
                                    "Settlement   Date"  for  purposes  of  such
                                    Section 9.4.

     Minimum Share Delivery
     Date: Three (3) Exchange Business Days following the Initial Hedge Completion Date.


     Maximum Shares:                For each  Transaction,  as set  forth in the
                                    Supplemental Confirmation.

Share Adjustments:

     Method of Adjustment:          Calculation         Agent        Adjustment.
                                    Notwithstanding anything to the contrary in the Equity Definitions, the declaration of an Extraordinary Dividend by Counterparty shall not constitute a Potential Adjustment
                                    Event for purposes of Section 11.2(e) of the Equity Definitions.

Extraordinary Events:

Consequences of
Merger Events and
Tender Offers:

     (a)  Share-for-Share:          Modified   Calculation   Agent   Adjustment;
                                    provided  that  upon the  occurrence  of any
                                    such  Extraordinary  Event,  the Calculation
                                    Agent  shall  adjust  the   Transaction   to
                                    preserve  the  economic   condition  of  the
                                    parties prior to such event by  compensating
                                    the parties for the Adjustment  Value of the
                                    Transaction as determined in accordance with
                                    Section    12.7(b)(i)    of    the    Equity
                                    Definitions;  provided that the  Calculation
                                    Agent   shall   determine   such  amount  in
                                    accordance with the method of calculation in
                                    Section 12.7(b)(i) of the Equity Definitions as if (i) the Transaction were an Option
                                    Transaction and (ii) the "Expiration Date" was the Termination Date. For purposes of any such calculation, BNPP shall

----------
* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

                                    determine    the   inputs   used   in   such
                                    calculation    after    consultation    with
                                    Counterparty.

     (b)  Share-for-Other:          Cancellation  and  Payment  (Agreed  Model);
                                    provided  that the  Calculation  Agent shall
                                    determine such amount in accordance with the
                                    method of calculation in Section  12.7(b)(i)
                                    of the  Equity  Definitions  as if  (i)  the
                                    Transaction  were an Option  Transaction and
                                    (ii)   the   "Expiration   Date"   was   the
                                    Termination  Date.  For purposes of any such
                                    calculation, BNPP shall determine the inputs
                                    used in such calculation after  consultation
                                    with Counterparty, except to the extent BNPP
                                    needs to calculate a price of the underlying
                                    stock in  connection  with such  calculation
                                    (including    the    calculation    of   the
                                    "Settlement  Price"),  BNPP shall  determine
                                    such  price  by   reference  to  the  volume
                                    weighted average price per Share over a reasonable time period after consulting with Counterparty regarding the length of such time period.

     (c)  Share-for-Combined:       Component Adjustment

     Determining Party:             BNPP

Tender Offer:                       Applicable

Nationalization,
Insolvency or Delisting:            Negotiated Close-out;  provided that Section
                                    12.6(c)(i) of the Equity  Definitions  shall
                                    be amended by inserting a ";" after the word
                                    "effect" in the fourth  line  thereof by and
                                    deleting  the  remainder  of the  provision;
                                    provided  further  that in  addition  to the
                                    provisions  of Section  12.6(a)(iii)  of the
                                    Equity Definitions, it shall also constitute
                                    a  Delisting  if the  Exchange is located in
                                    the  United  States  and the  Shares are not
                                    immediately    re-listed,    re-traded    or
                                    re-quoted  on  any  of the  New  York  Stock
                                    Exchange, the American Stock Exchange or The
                                    NASDAQ National Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall be deemed to be the Exchange.

Additional Disruption Events:

     (a)      Change in Law:                 Applicable
     (b)      [*]

              Hedging Party:        BNPP

     Determining Party:             BNPP

Non-Reliance/Agreements and
Acknowledgements Regarding
Hedging Activities/Additional
Acknowledgements:                   Applicable


BNPP Payment Instructions:

                                                 Payment to BNP PARIBAS NEW-YORK

----------
* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

                                                Swift code : BNPAUS3N
                                                ABA Number 026007689
                                                In favour of BNP PARIBAS PARIS
                                                Swift code BNPAFRPP
                                                Account number 0200194 0930 0136
2.   Calculation Agent. BNPP

3. Additional Mutual Representations, Warranties and Covenants. In addition to the representations and warranties in the Agreement, each party represents, warrants and covenants to the other party that:

      (a) Eligible Contract Participant. It is an "eligible contract participant", as defined in the U.S. Commodity Exchange Act (as amended), it is entering into each Transaction hereunder as principal and not for the benefit of any third party, and each Transaction has been subject to individual negotiation by the parties and has not been executed or traded on a "trading facility" as defined in the U.S. Commodity Exchange Act (as amended);

      (b) Accredited Investor. Each party acknowledges that the offer and sale of each Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) thereof and the provisions of Regulation D thereunder ("Regulation D"). Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in each Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D, (iii) it will purchase each Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of each Transaction is restricted under this Master Confirmation, the Securities Act and state securities laws;

      4. Additional Representations, Warranties and Covenants of BNPP In addition to the representations, warranties and covenants in the Agreement and those contained herein, as of (i) the date hereof, (ii) the Trade Date and (iii) to the extent indicated below, each day during the Hedge Period and Calculation Period, BNPP represents, warrants and covenants to Counterparty that:

      (a) (i) during all relevant times beginning the first day of the Hedge Period through and including the Initial Hedge Completion Date, all purchases of Shares in connection with its Hedge Positions related to this Transaction, and
(ii) in connection with purchases made during the Calculation Period up to the Maximum Shares, it will comply with the provisions of Rule 10b-18(b)(2), (3) and
(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to any delays between the execution and reporting of a trade of the Shares on the Exchange and other circumstances beyond its reasonable control; and

      (b) it is not entering into any Transaction to create, and will not engage in any other securities or derivative transaction to create, a false or misleading appearance of active trading or market activity in the Shares (or any security convertible into or exchangeable for the Shares), or which would otherwise violate the Exchange Act.

      5. Additional Representations, Warranties and Covenants of Counterparty. In addition to the representations, warranties and covenants in the Agreement and those contained herein, as of (i) the date hereof, (ii) the Trade Date and
(iii) to the extent indicated below, each day during the Hedge Period and Calculation Period, Counterparty represents, warrants and covenants to BNPP that:

      (a) the purchase or writing of each Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act;

      (b) it is not entering into any Transaction on the basis of, and is not aware of, any material non-public information with respect to the Shares or in anticipation of, in connection with, or to facilitate, a distribution of its securities, a self tender offer or a third-party tender offer;

      (c) it is not entering into any Transaction to create, and will not engage in any other securities or derivative transaction to create, a false or misleading appearance of active trading or market activity in the Shares (or any security convertible into or exchangeable for the Shares), or which would otherwise violate the Exchange Act;

      (d) each Transaction is being entered into pursuant to a publicly disclosed Share buy-back program and its Board of Directors has approved the use of derivatives to effect the Share buy-back program;

      (e) notwithstanding the generality of Section 13.1 of the Equity Definitions, it acknowledges that BNPP is not making any representations or warranties with respect to the treatment of any Transaction under FASB Statements 133 as amended or 150, EITF 00-19 (or any successor issue statements) or under FASB's Liabilities & Equity Project;

      (f) Counterparty is in compliance with its reporting obligations under the Exchange Act and its most recent Annual Report on Form 10-K, together with all reports subsequently filed by it pursuant to the Exchange Act, taken together and as amended and supplemented to the date of this representation, do not, as of their respective filing dates, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

      (g)   Counterparty   shall  report  each  Transaction  as  required  under
Regulation S-K and/or Regulation S-B under the Exchange Act, as applicable;

      (h) On the Trade Date the Shares or securities that are convertible into, or exchangeable or exercisable for Shares are not subject to a "restricted period" as such term is defined in Regulation M promulgated under the Exchange Act and Counterparty agrees to provide written notice to BNPP to the extent the Shares or securities that are convertible into, or exchangeable or exercisable for Shares become subject to a "restricted period"; and

      (i) Counterparty acknowledges that each Transaction is a derivatives transaction in which it has granted BNPP an option. BNPP may purchase shares for its own account at an average price that may be greater than, or less than, the price paid by Counterparty under the terms of the related Transaction.

6. Suspension of Hedge Period and/or Calculation Period.

      (a) If Counterparty concludes that it will be engaged in a distribution of the Shares for purposes of Regulation M, Counterparty agrees that it will, on one Scheduled Trading Day's written notice, direct BNPP not to purchase Shares in connection with hedging any Transaction during the "restricted period" (as defined in Regulation M). If on any Scheduled Trading Day Counterparty delivers written notice (and confirms by telephone) by 8:30 a.m. New York Time (the "Notification Time") then such notice shall be effective to suspend the Calculation Period or the Hedge Period, as the case may be, as of such Notification Time. In the event that Counterparty delivers notice and/or confirms by telephone after the Notification Time, then the Calculation Period or the Hedge Period, or both, as the case may be, shall be suspended effective as of 8:30 a.m. New York Time on the following Scheduled Trading Day or as otherwise required by law or agreed between Counterparty and BNPP. The Calculation Period or the Hedge Period, as the case may be, shall be suspended and the Termination Date or the Initial Hedge Completion Date, as the case may be, extended for each Scheduled Trading Day in such restricted period.

      (b) In the event that BNPP concludes upon the advice of reputable counsel that is required with respect to any legal, regulatory or self-regulatory requirements for it to refrain from purchasing Shares on any Scheduled Trading Day during the Hedge Period or the Calculation Period due to events outside the control of both parties, BNPP may by written notice to Counterparty elect to suspend the Hedge Period or the Calculation Period for such number of Scheduled Trading Days as is specified in the notice. The notice shall not specify, and BNPP shall not otherwise communicate to Counterparty, the reason for BNPP's election to suspend the Hedge Period or the Calculation Period. The Calculation Period or the Hedge Period or both, as the case may be, shall be suspended and the Termination Date or the Initial Hedge Completion Date, as the case may be, extended for each Scheduled Trading Day in such period.

      (c) In the event that the Calculation Period or the Hedge Period, as the case may be, is suspended pursuant to Section 6(a) above during the regular trading session on the Exchange then the Calculation Agent in its good faith commercially reasonable discretion and after consultation with Counterparty shall, in calculating the Forward Price, extend the Calculation Period or the Hedge Period, or both, as the case may be, or make adjustments to the weighting of each Rule 10b-18 eligible transaction in the Shares on the relevant Exchange Business Days during the Calculation Period or the Hedge Period, as the case may be, for purposes of determining the Forward Price, with such adjustments based on, among other factors, the duration of any such suspension and the volume, historical trading patterns and price of the Shares.

7. Counterparty Purchases. Counterparty represents, warrants and covenants to BNPP that for each Transaction:

      (a) Counterparty is entering into this Master Confirmation and each Transaction hereunder in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act ("Rule 10b5-1"). It is the intent of the parties that each Transaction entered into under this Master Confirmation comply with the requirements of Rule 10b5-1(c)(1)(i)(A) and (B) and each Transaction entered into under this Master Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c). Counterparty will not seek to control or influence BNPP to make "purchases or sales" (within the meaning of Rule 10b5-1(c)(1)(i)(B)(3)) under any Transaction entered into under this Master Confirmation, including, without limitation, BNPP's decision to enter into any hedging transactions. Counterparty represents and warrants that it has consulted with its own advisors as to the legal aspects of its adoption and implementation of this Master Confirmation, each Supplemental Confirmation and each Trade Notification under Rule 10b5-1.

      (b) During the Hedge Period and Calculation Period, Counterparty (or any "affiliated purchaser" as defined in Rule 10b-18 under the Exchange Act ("Rule 10b-18")) shall not without the prior written consent of BNPP directly or indirectly purchase any Shares, listed contracts on the Shares or securities that are convertible into, or exchangeable or exercisable for Shares (including, without limitation, any Rule 10b-18 purchases of blocks (as defined in Rule 10b-18)) during any Hedge Period or Calculation Period, except through BNPP and in compliance with Rule 10b-18 or otherwise in a manner that Counterparty and BNPP believe is in compliance with applicable requirements;

8. Additional Termination Events. Additional Termination Event will apply. The following will constitute Additional Termination Events, in each case with Counterparty as the sole Affected Party:

      (a) Notwithstanding anything to the contrary in the Equity Definitions, the occurrence of a Nationalization, Insolvency or a Delisting (in each case effective on the Announcement Date as determined by the Calculation Agent); and

      (b) Notwithstanding anything to the contrary in the Equity Definitions, an Extraordinary Dividend is declared by the Issuer. "Extraordinary Dividend" means the dividend amount per Share (declared by Counterparty to holders of record of a Share on any record date occurring during the period from and including the first day of the Hedge Period to and including the Termination Date) in excess of USD 0.25 per Share per quarter.

9. Certain Payments and Deliveries. Notwithstanding anything to the contrary herein, or in the Equity Definitions, if at any time (i) an Early Termination Date occurs and BNPP would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement, (ii) a Tender Offer occurs and BNPP would be required to make a payment pursuant to Sections 12.3 and 12.7 of the Equity Definitions, (iii) a Merger Event occurs and BNPP would be required to make a payment pursuant to Sections 12.2 and 12.7 of the Equity Definitions or (iv) an Additional Disruption Event occurs and BNPP would be required to make a payment pursuant to Sections 12.8 and 12.9 of the Equity Definitions, then in lieu of such payment, BNPP shall deliver to Counterparty, at the time such payment would have been due and in the manner provided under "Physical Settlement" in the Equity Definitions, a number of Shares (or, in the case of a Merger Event, common equity securities of the surviving entity) equal to the quotient obtained by dividing (A) the amount that would have been so payable by (B) the fair market value per Share (or per unit of such common equity security) of the Shares (or units) so delivered at the time of such delivery, as determined by the Calculation Agent in a commercially reasonable manner.

      For purposes of calculating any amount due under (i) Section 6(d) and 6(e) of the Agreement in connection with an Early Termination Date or (ii) pursuant to Section 12.8 of the Equity Definitions upon the occurrence of any Additional Disruption Event listed herein, the Calculation Agent shall determine such amount in accordance with the method of calculation in Section 12.7(b)(i)(A) of the Equity Definitions as if
(i) the Transaction were an Option Transaction (ii) the "Closing Date" was the Early Termination Date or the date of such Additional Disruption Event and (iii) the "Expiration Date" was the Termination Date. The Calculation Agent hereby agrees to provide the parties with a statement of its calculation hereunder, and both parties agree to keep such statement confidential.

      For purposes of the valuation of any amounts due in connection with any Early Termination Date or Additional Disruption Event., BNPP shall determine the inputs used in such calculation after consultation with Counterparty, except to the extent BNPP needs to calculate a price of the underlying stock in order to value its Hedge Positions (including the calculation of the "Settlement Price"), BNPP shall determine such price by reference to the volume weighted average price per Share over a reasonable time period after consulting with Counterparty regarding the length of such time period.

10. Special Provisions for Merger Events. Notwithstanding anything to the contrary herein or in the Equity Definitions, to the extent that an Announcement Date for a potential Merger Transaction occurs during any Hedge Period:

      (a) Promptly after request from BNPP, Counterparty shall provide BNPP with written notice specifying (i) Counterparty's average daily Rule 10b-18 Purchases (as defined in Rule 10b-18) during the three full calendar months immediately preceding the Announcement Date that were not effected through BNPP or its affiliates and (ii) the number of Shares purchased pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act for the three full calendar months preceding the Announcement Date. Such written notice shall be deemed to be a certification by Counterparty to BNPP that such information is true and correct. Counterparty understands that BNPP will use this information in calculating the trading volume for purposes of Rule 10b-18; and

      (b) BNPP in its sole discretion may extend the Initial Hedge Completion Date and the Termination Date to account for the number of Shares that could be purchased on each day during the Hedge Period in compliance with Rule 10b-18 following the Announcement Date. 13.

      "Merger Transaction" means any merger, acquisition or similar transaction involving a recapitalization as contemplated by Rule 10b-18(a)(13)(iv) under the Exchange Act.

11. Special Provisions for Counterparty Payments. The parties hereby agree that, notwithstanding anything to the contrary herein or in the Agreement, in the event that (i) an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to any Transaction and, as a result, Counterparty owes to Bank. an amount calculated under Section 6(e) of the Agreement or (ii) an Extraordinary Event occurs that results in the termination or cancellation of any Transaction pursuant to
Article 12 of the Equity Definitions and, as a result, Counterparty owes to Bank a cancellation amount or other amount in respect of such Transaction (in each case, calculated as if the Transactions being terminated or cancelled on such Early Termination Date or as a result of such Extraordinary Event were the sole Transactions under the Agreement), such amount shall be deemed to be zero.

12. Governing Law. The Agreement, this Master Confirmation, each Supplemental Confirmation and all matters arising in connection with the Agreement, this Master Confirmation and each Supplemental Confirmation shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

13. Waiver of Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Master Confirmation.

14. Counterparts. This Master Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Master Confirmation by signing and delivering one or more counterparts.

15. Counterparty hereby agrees (a) to check this Master Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by BNPP) correctly sets forth the terms of the agreement between BNPP and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to BNP Paribas, Facsimile No. 212-471-7990.


                                       Yours faithfully,


                                       BNP PARIBAS


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Agreed and Accepted By:

CIT GROUP INC.



By:
     ----------------------------------
     Name:
     Title:




[CIT VWAP Master Confirmation]

                                   SCHEDULE A

                            SUPPLEMENTAL CONFIRMATION

            CIT Group Inc.
     To:    505 5th Avenue
            New York, NY 10036

   From:    BNP PARIBAS

Subject:    Issuer VWAP Prepaid Share Forward Transaction

Ref. No:    OP220JK

   Date:    January 24, 2007

--------------------------------------------------------------------------------
      The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between BNP Paribas ("BNPP") and CIT Group Inc. ("Counterparty") (together, the "Contracting Parties") on the Trade Date specified below. This Supplemental Confirmation is a binding contract between BNPP and Counterparty as of the relevant Trade Date for the Transaction referenced below.

      The definitions and provisions contained in the Master Confirmation specified below are incorporated into this Supplemental Confirmation. In the event of any inconsistency between those definitions and provisions and this Supplemental Confirmation, this Supplemental Confirmation will govern.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of January 24, 2007 (the "Master Confirmation") between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:



Trade Date:                             January 24, 2007

Hedge Period:                           Each  Exchange  Business  Day  from  and
                                        including   January   25,  2007  to  and
                                        including the Initial  Hedge  Completion
                                        Date.

Initial Hedge Completion Date:          [*] (as the  same  may be  postponed  in
                                        accordance   with  the   provisions   of
                                        "Market Disruption Event" and Section 6 of the Master Confirmation)

Termination Date:                       [*]

Prepayment Amount:                      USD $500,000,000

Counterparty Additional
Payment Amount:                         Not Applicable

Seller Payment Amount:                  Not Applicable

[*]

----------
* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Initial Shares:                         The  number  of  Shares   equal  to  the
                                        product   of  (i)   [*]%  and  (ii)  the
                                        Prepayment Amount divided by [*]% of the Closing Price.

Closing Price:                          The price per  Share  determined  by the
                                        Calculation  Agent  as of the  Valuation
                                        Time  on  the   Exchange   Business  Day
                                        immediately preceding the first day of the Hedge Period, as reported in the official real-time price dissemination mechanism for the Exchange.

Minimum Shares:                         A  number  of  shares  equal  to (a) the
                                        Prepayment Amount divided by (b) [*]% of the Hedge Period Reference Price, or, if greater, the Initial Shares.

Maximum Shares:                         A  number  of  shares  equal  to (a) the
                                        Prepayment Amount divided by (b) [*]% of the Hedge Period Reference Price, or, if greater, the Initial Shares.

3. Counterparty represents and warrants to BNPP that neither it nor any "affiliated purchaser" (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date.

4. Counterparts. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

      Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by BNPP) correctly sets forth the terms of the agreement between BNPP and Counterparty with respect to this Transaction, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to BNP Paribas, facsimile No. 212-471-7990.

                                       Yours sincerely,

                                       BNP PARIBAS

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Agreed and Accepted By:

CIT GROUP INC.



By:
     ----------------------------------
     Name:
     Title:


----------
* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

[CIT VWAP SUPPLEMENTAL CONFIRMATION]

                                   SCHEDULE B

                               TRADE NOTIFICATION
                    CIT Group Inc.
To:                 505 5th Avenue
                    New York, NY 10036

From:               BNP PARIBAS

Subject:            Issuer VWAP Prepaid Share Forward Transaction

Ref. No:            OP220JK

Date:               [Insert Date]


--------------------------------------------------------------------------------

      The purpose of this Trade Notification is to notify you of certain terms in the Transaction entered into between BNP Paribas ("BNPP") and CIT Group Inc. ("Counterparty") (together, the "Contracting Parties") on the Trade Date specified below.

      The definitions and provisions contained in the Supplemental Confirmation specified below are incorporated into this Trade Notification. In the event of any inconsistency between those definitions and provisions and this Trade Notification, this Trade Notification will govern.

      This Trade Notification supplements, forms part of, and is subject to the Supplemental Confirmation dated as of January 24, 2007 (the "Supplemental Confirmation") between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Supplemental Confirmation govern this Trade Notification.



Trade Date:                               January 24, 2007

Minimum Shares:                           [  ]

Maximum Shares:                           [  ]


                                       Yours sincerely,
                                       BNP PARIBAS

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: